Exhibit 10.5

SECURITIES ISSUANCE AGREEMENT

THIS SECURITIES ISSUANCE AGREEMENT (this “Agreement”) is made and entered into as of August 17, 2017, by and between BTHC X, Inc., a Delaware corporation (the “Company”), and MORIAH SOFTWARE MANAGEMENT LP, a Delaware limited partnership (the “Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in that certain Loan and Security Agreement of even date herewith by and among Lender, as lender, and the Company, iOra Software Limited, a company incorporated as a private limited company under the Registrar for Companies for England and Wales, and iOra Inc., a Delaware corporation, as joint and several borrowers (as amended from time to time, the “Loan Agreement”).

RECITALS

WHEREAS, the Company desires to issue to Lender the Warrants described below to acquire shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), subject to the terms and conditions of this Agreement, and Lender desires to acquire such Warrants, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Issuance of Warrants. On the date of execution of this Agreement, the Company is hereby issuing to Lender, and Lender agrees to acquire from the Company, (a) a seven-year warrant to acquire 274,000 shares of Common Stock, as adjusted pursuant to the terms of the warrant, at an exercise price of $2.25 per share, subject to adjustment in accordance with the terms of the warrant, and subject to the “put right” in favor of Lender set forth therein, and (b) a nine-year warrant to acquire 150,000 shares of Common Stock, as adjusted pursuant to the terms of the warrant, at an exercise price of $4.00 per share, subject to adjustment in accordance with the terms of the warrant (such shares of Common Stock underlying the warrants referred to collectively as the “Warrant Shares” and such warrants, as the same may hereafter be amended, referred to each, individually, as a “Warrant” and collectively as the “Warrants”).

2.          Closing; Deliveries.

2.1         Closing Obligations of Company. On or prior to the date hereof, the Company shall have taken and shall take all actions necessary to issue each Warrant to Lender and to consummate the transactions contemplated hereby, including, without limitation, delivery or causing to be delivered to Lender on the date hereof the following:

(i)	the Warrants, duly executed and delivered by the Company;

(ii)      the other Loan Documents to which the Company is a party, duly executed and delivered by the Company;

(iii)     such other certificates, documents, receipts and instruments as Lender or its legal counsel may reasonably request.

2.2         Closing Obligations of Lender. On or prior to the date hereof, Lender shall have taken and shall take all actions necessary for consummation by Lender of the transactions contemplated hereby.

3.          Representations and Warranties of the Company. The Company hereby represents and warrants to Lender as follows:

3.1         Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the corporate power and authority to own and operate its properties and assets; to execute, deliver and perform or cause to be executed, delivered and performed this Agreement; and to carry on its business as presently conducted.

3.2	Capitalization; Voting Rights.

(i)         The authorized and issued capital stock of the Company and of each Subsidiary as of the date hereof is described on Schedule 3.2(i) annexed hereto.

(ii)        Except as disclosed in Schedule 3.2(i), other than: (i) Common Stock reserved for issuance under the Company’s stock option plans and (ii) the Warrants, there are no outstanding options, warrants, rights (including, but not limited to, conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or other arrangements or agreements of any kind for the purchase or acquisition from the Company or its Subsidiaries, of any of their securities. Except as disclosed in Schedule 3.2, neither the offer, issuance or sale of any of, or the issuance of any of, the Warrants or the Warrant Shares, nor the consummation of any transactions contemplated hereby, will result in a change in the price or number of any securities of the Company or its Subsidiaries authorized or issued under anti-dilution or other similar provisions contained in or affecting any such securities.

(iii)      Except as disclosed in Schedule 3.2(iii) annexed hereto, the issuance of the Warrants will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

(iv)      All issued and outstanding securities of the Company and its Subsidiaries (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws.

(v)       The Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, charges, encumbrances, options, rights of first refusal, security interests, claims, liens, mortgages, pledges, charges, easements, covenants, restrictions, (except as contained herein) obligations, or any other encumbrances (including, without limitation, any conditional sale or other title retention agreement or any lease in the nature thereof and any agreement to grant or to permit or suffer to exist any of the foregoing) or third party rights or equitable interests of any nature whatsoever.

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3.3         Authorization; Binding Obligations. All corporate action on the part of the Company necessary for the authorization of the Warrants, and the performance of the same, has been taken. Each Warrant constitutes the valid and binding obligation of the Company, enforceable against it in accordance with their terms.

3.4         No Conflicts. After giving effect to the execution and delivery of the Loan Agreement and the consummation of the transactions contemplated thereby, neither the Company nor any of its Subsidiaries is in violation or default of (a) any term of its formation documents or by-laws or (b) of any provision of any indebtedness for borrowed money, any mortgage, indenture, lease, license, agreement or contract (collectively, “Contracts”) or judgment, order, writ, injunction, or decree (“Orders”). The execution, delivery and performance of this Agreement will not, with or without the passage of time or giving of notice, result in any violation, or be in conflict with, or constitute a default under, any such term or provision of indebtedness for borrowed money, Contract or Order, or result in the creation of any Lien upon any of the securities, properties or assets of the Company or any of its Subsidiaries, or the suspension, revocation, impairment, forfeiture or nonrenewal of any licenses, permits, franchises, approvals, consents, waiver, notices, authorizations, qualifications, concessions, or the like.

3.5         [RESERVED].

3.6         Valid Offering. Assuming the accuracy of the representations and warranties of Lender contained in this Agreement, the offer, sale and issuance of the Warrants and the Warrant Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.7         SEC Reports. Subject to the delinquent filings with the SEC as set forth in Schedule 3.7, the SEC Reports (as defined below) filed by the Company on or prior to the date hereof do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

3.8         Financial Reporting Controls. The Company makes and keeps books, records, and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets. Except for the delinquent filings as set forth in Schedule 3.7 annexed hereto, the Company maintains internal control over financial reporting designed by, or under the supervision of, its principal executive and principal financial officers, and effected by its board of directors and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

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3.9         Full Disclosure. The Company and each of its Subsidiaries has provided the Lender with all information requested by the Lender in connection with the Lender’s decision to enter into this Agreement, including all information each Company and each of its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the other Loan Documents nor the exhibits and schedules hereto and thereto nor any other document, delivered by the Company or any of its Subsidiaries to the Lender or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

3.10       No Integrated Offering. Neither the Company, nor any of its Subsidiaries nor any of its Affiliates, nor any Person acting on the Company’s or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Warrants or the Warrant Shares pursuant to this Agreement or any other Loan Document to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from issuing the Warrants or the Warrant Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its Affiliates or Subsidiaries take any action or steps that would cause the offering of the Warrants or the Warrant Shares to be integrated with other offerings.

4.          Representations and Warranties of Lender. Lender hereby represents and warrants to the Company that:

(i)        Organization; Authorization; Performance. (a) Lender is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, (b) Lender has the power and authority to execute, deliver and perform this Agreement, (c) all partnership or corporate action on Lender’s part required for the execution, delivery and performance of this Agreement has been taken, and (d) upon execution and delivery, this Agreement is the valid and binding obligation of Lender, enforceable in accordance with its terms.

(ii)         Investment Representations. Lender understands that the Warrants and Warrant Shares are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon such Lender’s representations contained in this Agreement, including, without limitation, that such Lender is an “accredited investor” within the meaning of Regulation D under the Securities Act. Lender has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrants and Warrant Shares to be issued to it under this Agreement.

(iii)        Accredited Investor. At the time the Lender was offered the Warrants and Warrant Shares, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

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(iv)       Own Account. Lender understands that the Warrants and Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Warrants and Warrant Shares as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Warrants and Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Warrants and Warrant Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Lender’s right to sell the Warrants and Warrant Shares in compliance with applicable federal and state securities laws). The Lender is acquiring the Warrants and Warrant Shares hereunder in the ordinary course of its business.

(v)         Experience of Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrants and Warrant Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Warrants and Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

(vi)        General Solicitation. The Lender is not, to Lender’s knowledge, acquiring the Warrants and Warrant Shares as a result of any advertisement, article, notice or other communication regarding the Warrants and Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.          Covenants of the Company. The Company covenants and agrees with Lender as follows:

5.1        SEC Reporting. So long as the Warrants have not been exercised or terminated, and continuing until transfer restrictions on the Warrant Shares have been removed so as to permit a public sale thereof without restriction, and subject to filing all delinquent filings with the SEC as set forth in Schedule 3.7, the Company shall comply with all reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, making available all required current information regarding the Company under Rule 144 under the Securities Act, so as to enable Lender to effect resales of the Warrant Shares under Rule 144. The Company shall cooperate with Lender in connection with all resales pursuant to Rule 144 and provide legal opinions necessary to allow such resales, provided the Company and its counsel receive reasonably requested representations from Lender and broker, if any.

5.2         Indemnification. The Company shall indemnify, hold harmless, reimburse and defend Lender, and Lender’s officers, directors, affiliates, members, managers, and employees, against any claim, cost, expense, liability, obligation, loss or damage (including, without limitations, reasonable legal fees) of any nature, incurred by or imposed upon them which results, arises out of, or is based upon: (a) any misrepresentation by the Company, or breach of any warranty by the Company in this Agreement, or in any exhibits or schedules attached hereto, and (b) any breach or default in performance by Company of its their obligations hereunder.

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5.3         Stop-Orders. The Company shall advise the Lender, promptly after the Company receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Warrant Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

5.4         Publicly Traded Common Stock.

(i)         Compliance with Laws. Subsequent to filing all delinquent filings with the SEC as set forth in Schedule 3.7, neither the Company nor any of its Subsidiaries shall be in violation of the Sarbanes-Oxley Act of 2002 or any SEC related regulation or rule or any rule of the trading market promulgated thereunder in respect of the conduct of its business or the ownership of its properties which will have, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(ii)        SEC Reports and Financial Statements. Subsequent to filing all delinquent filings with the SEC as set forth in Schedule 3.7, (a) the Company shall timely file the SEC its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and reports on Form 8-K, and all other periodic reports required to be filed by the Company under the Exchange Act (collectively, the “SEC Reports”); (b) each SEC Report shall be, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in such SEC Reports, as of their respective filing dates, shall contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (c) such financial statements shall be prepared in accordance with GAAP and applied on a consistent basis during the periods involved (except (1) as may be otherwise indicated in such financial statements or the notes thereto or (2) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and shall fairly present in all material respects the financial condition, the results of operations and cash flows of the Company and its Subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

5.5         Market Regulations. The Company shall take all necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Warrants and the Warrant Shares to the Lender and promptly provide copies thereof to the Lender.

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5.6         Compliance with Laws. Subject to the items on Schedule 3.7, the operation of each of the Company’s and each of its Subsidiaries’ business is and shall continue to be in compliance in all material respects with all applicable federal, state and local laws, rules and ordinances, including to all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety and environmental matters.

5.7         Authorization and Reservation of Shares. The Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

6.          Miscellaneous.

6.1         Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and either (a) delivered by registered or certified mail, (b) delivered by hand, or (c) delivered by national overnight courier service with next Business Day delivery, and shall be deemed to have been duly given or made (i) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) one (1) Business Day after deposit with a national overnight courier with all charges prepaid, or (iii) when hand-delivered. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to the Company:

If by US Mail:

BTHC X, Inc.

Attn: Michael E Fasci - CFO

P.O. Box 500

East Taunton, MA 02718-0500

If by Courier Express:

BTHC X, Inc.

Attn: Michael E Fasci - CFO

45 Summer Street

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11TH Floor

New York, NY 10017

Attention: Barry I. Grossman, Esq.

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If to Lender:

Moriah Software Management LP

1 University Plaza

Hackensack, NJ 07601

Attention: Greg Zilberstein

With a copy to:

Cohen Tauber Spievack & Wagner P.C.

420 Lexington Avenue, Suite 2400

New York, New York 10170

Attention: Adam Stein

Notwithstanding the foregoing, that parties expressly acknowledge and agree that foregoing provisions of notice by Lender to the Company’s counsel is an accommodation only, and that Lender shall have fulfilled its notice obligation hereunder if notice shall have been received by the Company at the address set forth above, irrespective of whether such notice is received by the Company’s counsel.

6.2         Amendment. Any modification or amendment shall be in writing and signed by the parties hereto, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable.

6.3         Construction. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

6.4         Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, representations, warranties, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

6.5         Headings. Section and paragraph headings are for convenience only and shall not be construed as part of this Agreement.

6.6         Severability. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

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6.7         Successors and Assigns. All covenants, promises and agreements by or on behalf of the parties contained in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that nothing in this Agreement, express or implied, shall confer on the Company the right to assign any of its rights or obligations hereunder at any time. Lender may assign any or all of its rights or obligations hereunder together with any or all of the security therefor to any Person and any such assignee shall succeed to all of Lender’s rights with respect thereto.

6.8         Survival. All covenants, agreements, representations and warranties made by the Company herein or in any certificate, report or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Agreement, and such certificates, reports or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

6.9         No Waiver; Rights and Remedies. A waiver of a breach of any term, covenant or condition of this Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity. Lender is entitled to exercise all rights and remedies available to it at law or in equity in connection with this Agreement. The rights and remedies of Lender hereunder are several and cumulative at Lender’s discretion and may be exercised at Lender’s discretion.

6.10       APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE COMPANY HEREBY EXPRESSLY ELECTS TO APPLY TO THIS AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE COMPANY AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

6.11       WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE COMPANY AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN THE COMPANY AND LENDER. THE COMPANY WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS AGREEMENT OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

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6.12        CONSENT TO JURISDICTION. THE COMPANY HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, THE COMPANY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE COMPANY CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS AND WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

6.13       Counterparts. This Agreement may be executed in counterparts and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Issuance Agreement as of the date set forth in the first paragraph hereof.

BTHC X, INC.

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Executive Officer

MORIAH SOFTWARE MANAGEMENT LP

By:	Black Dolphin Capital Management, LLC, Its General Partner

By:	/s/ Greg Zilberstein
Name:	Greg Zilberstein
Title:	Managing Member

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